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EXHIBIT 2 - Certificates pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                 Certifications

In connection with the annual report of Axcan Pharma Inc.(the "Company") filed under cover of a Form 40-F for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon F. Gosselin, Chairman of the Board, President and Chief Executive Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 14, 2003                      /s/ Leon F. Gosselin
                                             -----------------------------------
                                             Leon F. Gosselin
                                             Chairman of the Board, President
                                             and Chief Executive Officer


In connection with the annual report of Axcan Pharma Inc. (the "Company") filed under cover of a Form 40-F/A for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean Vezina, Vice President, Finance and Chief Financial Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 14, 2003                       /s/ Jean Vezina
                                              ----------------------------------
                                              Jean Vezina
                                              Vice President, Finance and
                                              Chief Financial Officer